Other Current and Long-term Liabilities	12 Months Ended
Dec. 31, 2011
Other Current and Long-term Liabilities
Other Current and Long-term Liabilities

11.    Other Current and Long-term Liabilities

        Other current liabilities consisted of the following at December 31 (in thousands):

	2011	2010
Fair value of swaps	120,623	129,747

        Other long-term liabilities consisted of the following at December 31 (in thousands):

	2011	2010
Fair value of swaps	$291,829	$302,161
Other long-term liabilities	7,471	2,437

Total	$299,300	$304,598

        Other long-term liabilities mainly consist of $4.7 million of deferred fees accrued in relation to the Bank Agreement (refer to Note 13, Long-Term Debt), which will be cash settled in December 31, 2014 and are recorded at amortized cost.

        In respect to the fair value of swaps, refer to Note 16a, Financial Instruments—Cash Flow Interest Rate Swap Hedges.